UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2015

INDEPENDENCE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54323

(Commission file number)

20-3866475

(I.R.S. Employer Identification No.)

219 Chemin Metairie Road, Youngsville, Louisiana 70592

(Address of principal executive offices)(Zip Code)

(337) 269-5933

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2015, the board of directors of Independence Energy Corp. (the “Company”) approved the election of Gary Edward Crowley to fill a vacancy on its board of directors, effective immediately. Mr. Crowley will lead the Company’s newly established specialized financial services unit – RedHawk Financial Services, LLC.

As of the date of this report, the board of directors has not appointed any board committees, but may do so in the future.

There are no transactions reportable pursuant to Item 404(a) of Regulation S-K in connection with the election of Mr. Crowley as a director.

Mr. Crowley will not receive any compensation for his service as a director, at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2015	Independence Energy Corp.
	By:	/s/ Daniel J. Schreiber
	Name:	Daniel J. Schreiber
	Title:	Chief Executive Officer and Director